UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 27, 2012

JACKSONVILLE BANCORP, INC.

(Exact name of registrant as specified in its charter)

Florida	000-30248	59-3472981
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

100 North Laura Street, Suite 1000 Jacksonville, FL		32202
(Address of principal executive offices)		(Zip Code)

(904) 421-3040

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 to Form 8-K (this “Amendment”) amends the Current Report on Form 8-K originally filed on January 3, 2013 (the “Original Filing”) by Jacksonville Bancorp, Inc. We are filing this Amendment to present the information requested by the Commission.

Item 1.01	Entry into a Material Definitive Agreement

Capital Raise

Stock Purchase. On December 31, 2012, Jacksonville Bancorp, Inc. (the “Company”) entered into an Amended and Restated Stock Purchase Agreement (the “Restated Stock Purchase Agreement”) with its largest shareholder, CapGen Capital Group IV LP (“CapGen”), and 19 other accredited investors (together with CapGen, the “Investors”), for the purchase by the Investors of an aggregate of approximately 50,000 shares of the Company’s Mandatorily Convertible, Noncumulative, Nonvoting Perpetual Preferred Stock, Series A, liquidation preference $1,000 per share (the “Series A Preferred Stock”), at a purchase price of $1,000 per share, subject to the terms and conditions contained in the Restated Stock Purchase Agreement (the “Stock Purchase”). Included in the approximately 50,000 shares of Series A Preferred Stock are the shares issued to CapGen in the Exchange and the shares purchased through the Subscriptions (each described below). In addition to CapGen, eight of the other Investors are current shareholders of the Company, and two of the Investors are affiliates of CapGen. The Restated Stock Purchase Agreement replaced the Stock Purchase Agreement dated August 22, 2012 by and between the Company and CapGen. The Stock Purchase closed on December 31, 2012.

The Series A Preferred Stock has the terms set forth in the articles of amendment to the Company’s amended and restated articles of incorporation, as amended (the “Articles”), designating the Series A Preferred Stock (the “Series A Designation”), which was filed with the Florida Secretary of State on December 27, 2012 and a copy of which is filed as Exhibit 3.2 to this report. Pursuant to the Series A Designation, the Series A Preferred Stock will be mandatorily convertible into shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), and shares of the Company’s to-be-authorized new class of nonvoting common stock, par value $0.01 per share (the “Nonvoting Common Stock”), subject to and in accordance with the terms and conditions of the Series A Designation, upon approval by the Company’s shareholders of the issuance of the Common Stock and Nonvoting Common Stock in connection with the conversion and the approval of an amendment to the Articles increasing the number of authorized shares of Common Stock and authorizing the new class of Nonvoting Common Stock. The Restated Stock Purchase Agreement and the Series A Designation generally require the Company to seek shareholder approval as promptly as reasonably practicable and by not later than 50 days following the closing of the Stock Purchase. The initial Conversion Price (as defined in the Series A Designation) is $0.50 per share, and each share of Series A Preferred Stock is expected to convert into an aggregate of approximately 2,000 shares of Common Stock and/or Nonvoting Common Stock, subject to adjustment as provided in the Series A Designation. Accordingly, the Company expects an aggregate of approximately 100 million shares of Common Stock and Nonvoting Common Stock to be issued upon conversion of the Series A Preferred Stock. The Conversion Price and Conversion Rate, which are set forth in the Series A Designation, were approved by a special pricing committee of the Company’s board of directors comprised solely of disinterested directors, and ratified by the entire board.

Immediately after the conversion of the Series A Preferred Stock and as a result of their investments in the private placement (and/or the investments of investors managed by such entities or investments by affiliates of such entities), the Company expects CapGen, Sandler O’Neill Asset Management, LLC and Wellington Management Company to remain beneficial owners of at least 5% of our Common Stock, and the Company expects Sutherland Asset I, LLC to become the beneficial owner of at least 5% of our Common Stock.

Under the Restated Stock Purchase Agreement and except as set forth below, the Investors have preemptive rights with respect to public or private offerings of Common Stock (or rights to purchase, or securities convertible into or exercisable for, Common Stock) during a 24-month period after the closing of the Stock Purchase to enable the Investors to maintain their percentage interests of Common Stock beneficially owned. The Investors’ preemptive rights will not apply to a public offering, including any rights offering, of up to $10 million that commences within six months of the closing of the Stock Purchase.

The closing of the Stock Purchase was conditioned upon, among other customary closing conditions, the aggregate sale of Series A Preferred Stock to the Investors of $50 million (including the amounts issued in the Exchange and the Subscriptions), the amendment of the Series B Designation (defined below) and the filing of the Series A Designation, the receipt of Federal Reserve approval of CapGen’s additional investment in the Company, the receipt of an opinion from the Company’s independent auditors that the Stock Purchase should not be an “ownership change” for purposes of Section 382 of the Internal Revenue Code of 1986, as amended, the receipt of a fairness opinion from an investment banker that the Conversion Price is fair from a financial point of view, and the execution and delivery by each director and certain officers of a waiver and acknowledgment agreement waiving any rights, if any, he or she otherwise had to a change in control benefit as a result of the Restated Stock Purchase Agreement or the transactions contemplated thereunder.

The Company’s directors and executive officers have agreed to vote their shares of Common Stock in favor of the issuance of Common Stock and Nonvoting Common Stock in the conversion and the amendment to the Articles increasing the authorized shares of Common Stock and authorizing the new class of Nonvoting Common Stock, among the other proposals to be considered at the special meeting of the Company’s shareholders.

Under the Restated Stock Purchase Agreement, the Company agreed to reimburse CapGen for all of its expenses incurred in connection with the transaction, up to $750,000, and agreed to pay fees totaling $714,000 to Investors advised or managed by two current shareholders of the Company, in respect of their new investments.

Sandler O’Neill + Partners, L.P. (the “Placement Agent”) acted as sole placement agent for the Stock Purchase. In connection with the Stock Purchase, the Company has agreed to indemnify the Placement Agent and the Investors against certain liabilities.

The foregoing description of the Restated Stock Purchase Agreement (with exhibits) does not purport to be complete, and is qualified in its entirety by reference to such agreement, which is filed as Exhibit 10.1 hereto, and is incorporated herein by reference.

Registration Rights. Also on December 31, 2012 and in connection with the Stock Purchase, the Company entered into an Amended and Restated Registration Rights Agreement (the “Restated Registration Rights Agreement”) with the Investors pursuant to which the Company is obligated to use its commercially reasonable best efforts to file a registration statement covering the resale of the shares of Series A Preferred Stock issued in the Stock Purchase and the shares of Common Stock and Nonvoting Common Stock issuable upon conversion of such Series A Preferred Stock, within 45 days following the closing of the Stock Purchase. The Restated Registration Rights Agreement also provides Investors with demand registration rights and piggyback registration rights under certain circumstances. The Restated Registration Rights Agreement replaced the Registration Rights Agreement dated August 22, 2012 by and between the Company and CapGen.

Under the Restated Registration Rights Agreement, the registration statement must generally be declared effective by the earlier of (i) 60 days following the filing date (or 120 days in the event the registration statement is reviewed by the SEC), and (ii) five business days after the Company is notified that the registration statement will not be reviewed or will not be subject to further review. In the event the registration statement is not filed by the filing deadline provided in the Restated Registration Rights Agreement, or declared effective by the effectiveness deadline, subject to certain other conditions, the Company will be liable to the Investors for liquidated damages in the amount of 1% of the purchase price paid for any registrable security held on such day, as more specifically provided in the Restated Registration Rights Agreement.

The foregoing description of the Restated Registration Rights Agreement does not purport to be complete, and is qualified in its entirety by reference to such agreement, which is filed as Exhibit 10.2 hereto, and is incorporated herein by reference.

Exchange of Series B Preferred Stock. Simultaneously with the closing of the Stock Purchase, CapGen exchanged its 5,000 outstanding shares of the Company’s Noncumulative, Nonvoting, Perpetual Preferred Stock, Series B (the “Series B Preferred Stock”) for an aggregate of 5,000 shares of Series A Preferred Stock (the “Exchange”). The Exchange was made pursuant to the Amended and Restated Exchange Agreement (the “Restated Exchange Agreement”) between the Company and CapGen dated December 31, 2012, which replaced the Exchange Agreement between the Company and CapGen dated September 27, 2012.

The foregoing description of the Restated Exchange Agreement does not purport to be complete, and is qualified in its entirety by reference to such agreement, which is filed as Exhibit 10.3 hereto, and is incorporated herein by reference.

Subscription Agreements. Also on December 31, 2012, the Company accepted subscriptions to purchase a total of 2,265 shares of Series A Preferred Stock, at a purchase price of $1,000 per share, from ten of its executive officers, directors and other related parties (all of whom are accredited investors), including affiliates of CapGen (collectively, the “Subscribers”), which consideration consisted of an aggregate of $465,000 in cash and $1.8 million in the cancellation of outstanding debt under the Company’s revolving line of credit (the “Subscriptions”) held by such Subscribers or their related interests. The Subscriptions were made pursuant to individual subscription agreements with the Company. The Company has agreed to include the shares of Series A Preferred Stock issued to the Subscribers in the resale registration statement filed pursuant to the Restated Registration Rights Agreement.

The foregoing description of the subscription agreements does not purport to be complete, and is qualified in its entirety by reference to the form of such agreement, which is filed as Exhibit 10.4 hereto, and is incorporated herein by reference.

Asset Sale

On December 28, 2012, The Jacksonville Bank (the “Bank”), a wholly-owned subsidiary of the Company, entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with a real estate investment firm (the “Asset Purchaser”) for the purchase by the Asset Purchaser of approximately $25.1 million of certain of the Bank’s loans and other assets for approximately $11.7 million (the “Asset Sale”). The assets underlying the Asset Sale included other real estate owned (OREO), non-accrual loans and other loans with high potential for further deterioration. The valuation for the consideration paid in the Asset Sale was supported by an analysis of similar sales conducted by the Bank’s financial advisor, and by other local area marketing of the same assets. The Asset Sale was completed on December 31, 2012, immediately prior to the closing of the Stock Purchase, and involved the immediate transfer of servicing from the Bank, as permitted by federal law. The Asset Purchase Agreement contained customary representations and warranties and the closing was subject to the satisfaction of customary conditions.

Before the Asset Sale, the Asset Purchaser had no material relationship with the Company, other than it was an offeree in the Stock Purchase and immediately following the closing of the Asset Sale, purchased shares of Series A Preferred Stock in the Stock Purchase. Sandler O’Neill Mortgage Finance L.P., an affiliate of the Placement Agent, acted as exclusive financial advisor to the Company in connection with the Asset Sale.

The foregoing description of the Asset Purchase Agreement does not purport to be complete, and is qualified in its entirety by reference to the form of such agreement, which is filed as Exhibit 10.5 hereto, and is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets

On December 31, 2012, the Bank completed the Asset Sale. The information regarding the Asset Sale set forth under Item 1.01 is incorporated by reference into this Item 2.01.

Item 3.02	Unregistered Sales of Equity Securities

The information regarding the Stock Purchase, the Exchange and the Subscriptions set forth under Item 1.01 is incorporated by reference into this Item 3.02. The issuance of securities pursuant to the Stock Purchase, the Exchange and the Subscriptions is a private placement to “accredited investors” (as that term is defined under Rule 501 of Regulation D), and is exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon Section 4(a)(2) of the Securities Act, as a transaction by an issuer not involving a public offering.

Item 3.03	Material Modification to Rights of Security Holders

The information regarding the Series B Designation Amendment in Item 5.03 is incorporated by reference into this Item 3.03.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 31, 2012, the Company, the Bank and Stephen C. Green entered into Amendment No. 1 (the “Green Amendment”) to the Executive Employment Agreement for Mr. Green. The Green Amendment provides that Mr. Green, upon the occurrence of certain conditions described below and upon further action of the Compensation Committee, will receive an option award exercisable for shares of Common Stock equal to 2% of the shares of Common Stock and Nonvoting Common Stock to be issued in the conversion of the Series A Preferred Stock. If granted, the option award would vest 40% on the date of grant, 20% on the first anniversary of the date of grant and 40% on the second anniversary of the date of grant, and the exercise price for the option would be the fair market value of the Common Stock on the date of grant. The option award is contingent upon, among other things, the conversion of the Series A Preferred Stock and the receipt of certain shareholder approvals. The option award replaces the award of restricted stock described in Mr. Green’s original employment agreement.

Under the Green Amendment, if Mr. Green’s employment is terminated (other than as a result of non-renewal), Mr. Green will be entitled to receive his base salary for a period of 18 months following his termination date. Upon such early termination of employment, any unvested equity awards held by Mr. Green will be forfeited, except in the event that he terminates his employment because of an uncured breach of the employment agreement by the Company or the Bank or as a result of a change in his position or duties (including following a “change-in-control”), in which case any unvested equity awards he held as of the termination date will be automatically vested in full.

The foregoing description of the Green Amendment does not purport to be complete, and is qualified in its entirety by reference to such agreement, which is filed as Exhibit 10.6 hereto, and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 27, 2012, the Company amended its Articles (the “Series B Designation Amendment”) to amend and restate the Series B Preferred Stock designation previously filed with the Florida Secretary of State on September 27, 2012 (the “Series B Designation”). The Series B Designation Amendment amended the Series B Designation primarily to (i) reduce the total number of authorized shares of Series B Preferred Stock from 10,000 shares to 5,000 shares, (ii) provide that no dividends will accrue or be payable on the Series B Preferred Stock prior to June 1, 2013 for any purpose, and (iii) reduce the redemption price of the Series B Preferred Stock from 105% to 100% of the liquidation preference. The Series B Designation Amendment became effective upon filing.

Also on December 27, 2012, the Company filed with the Florida Secretary of State the Series A Designation as an amendment to the Articles establishing the voting and other powers, preferences and relative, participating, optional or other rights, and the qualifications, limitations and restrictions applicable to the Series A Preferred Stock. The Company authorized for issuance 50,000 shares of Series A Preferred Stock in the Series A Designation. The description of the Series A Designation and the Series A Preferred Stock set forth under Item 1.01 is incorporated by reference into this Item 5.03. The Series A Designation became effective upon filing.

The foregoing descriptions of the Series B Designation Amendment and the Series A Designation do not purport to be complete, and are qualified in their entirety by reference to such documents, copies of which are filed as Exhibits 3.1 and 3.2 hereto, respectively, and are incorporated herein by reference.

Important Information

This document may be deemed to be solicitation material in respect of the issuance of Common Stock and Nonvoting Common Stock in connection with the conversion of the Series A Preferred Stock, the increase of authorized shares of Common Stock and the authorization of a new class of Nonvoting Common Stock, as well as other matters described herein. In connection with those matters, the Company will file with the SEC a separate proxy statement. Shareholders of the Company are encouraged to read the proxy statement and any other relevant documents filed with the SEC because they will contain important information about the proposed transactions. The final proxy statement will be mailed to shareholders of the Company. Investors and security holders will be able to obtain copies of the documents free of charge at the SEC’s website, www.sec.gov. In addition, the documents may also be obtained, free of charge, from the Company by contacting Valerie A. Kendall, Chief Financial Officer, Jacksonville Bancorp, Inc., 100 North Laura Street, Suite 1000, Jacksonville, Florida 32202.

The Company and its directors and executive officers may be deemed to participate in the solicitation of proxies in respect of the proposed transactions. Information regarding the Company’s directors and executive officers is available in the Company’s proxy statement for its 2012 annual meeting of shareholders, which was filed with the SEC on April 2, 2012 and in subsequent reports on Form 8-K filed by the Company with the SEC.

Additional information regarding the interests of those participants and other persons who may be deemed participants in the proxy solicitation may be obtained by reading the proxy statement regarding the proposed transactions when it becomes available. Shareholders of the Company may obtain free copies of this document as described above.

CAUTIONARY NOTICE REGARDING FORWARD LOOKING STATEMENTS

The information presented above may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements about the expected shareholder meeting and conversion of the Series A Preferred Stock; (ii) statements about Mr. Green’s compensation; (iii) statements about the Company’s plans, objectives, expectations and intentions and other statements that are not historical facts; and (iv) other statements identified by words such as “will,” “expect,” “may,” “believe,” “intend,” “propose,” “anticipated,” and similar words.

Forward-looking statements, which are statements with respect to our beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions, involve known and unknown risks, uncertainties and other factors, which may be beyond our control, and which may cause the actual results, performance or achievements of the Company to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. The Company does not undertake to update any forward-looking statements.

All written or oral forward-looking statements attributable to the Company are expressly qualified in their entirety by this cautionary notice, including, without limitation, those risks and uncertainties described in the Company’s annual report on Form 10-K for the year ended December 31, 2011, and otherwise in its respective subsequent SEC reports and filings.

Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, without limitation, the following: the results of the special meeting of our shareholders; our ability to continue disposing of substandard assets and the disposition prices thereof; economic and political conditions, especially in North Florida; real estate prices and sales in the Company’s markets; competitive circumstances; bank regulation, legislation, accounting principles and monetary policies; the interest rate environment; efforts to increase our capital and reduce our nonperforming assets; and technological changes.

Item 9.01	Exhibits.

(d) Exhibits

Exhibit No.	Exhibit

3.1	Jacksonville Bancorp, Inc. Articles of Amendment to the Amended and Restated Articles of Incorporation Designating Noncumulative, Nonvoting Perpetual Preferred Stock, Series B, effective as of December 27, 2012 (incorporated herein by reference to Exhibit 3.1 to Form 8-K filed January 3, 2013, File No. 000-30248)

3.2	Jacksonville Bancorp, Inc. Articles of Amendment to the Amended and Restated Articles of Incorporation Designating Mandatorily Convertible, Noncumulative, Nonvoting, Perpetual Preferred Stock, Series A, effective as of December 27, 2012 (incorporated herein by reference to Exhibit 3.2 to Form 8-K filed January 3, 2013, File No. 000-30248)

10.1	Amended and Restated Stock Purchase Agreement by and among Jacksonville Bancorp, Inc., CapGen Capital Group IV LP and the other investors named therein, dated as of December 31, 2012 (incorporated herein by reference to Exhibit 10.1 to Form 8-K filed January 3, 2013, File No. 000-30248)

10.2	Amended and Restated Registration Rights Agreement by and among Jacksonville Bancorp, Inc., CapGen Capital Group IV LP and the other investors named therein, dated as of December 31, 2012 (incorporated herein by reference to Exhibit 10.2 to Form 8-K filed January 3, 2013, File No. 000-30248)

10.3	Amended and Restated Exchange Agreement by and between Jacksonville Bancorp, Inc. and CapGen Capital Group IV LP, dated as of December 31, 2012 (incorporated herein by reference to Exhibit 10.3 to Form 8-K filed January 3, 2013, File No. 000-30248)

10.4	Form of Subscription Agreement by and between Jacksonville Bancorp, Inc. and each of certain of its executive officers, directors or other related parties (incorporated herein by reference to Exhibit 10.4 to Form 8-K filed January 3, 2013, File No. 000-30248)

10.5	Form of Asset Purchase Agreement (incorporated herein by reference to Exhibit 10.5 to Form 8-K filed January 3, 2013, File No. 000-30248)

10.6	Amendment No. 1 to Executive Employment Agreement by and among Jacksonville Bancorp, Inc., The Jacksonville Bank and Stephen C. Green, dated as of December 31, 2012 (incorporated herein by reference to Exhibit 10.6 to Form 8-K filed January 3, 2013, File No. 000-30248)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JACKSONVILLE BANCORP, INC.

By:	/s/ Valerie A. Kendall
Name:	Valerie A. Kendall
Title:	Executive Vice President &
Chief Financial Officer

Date:	January 24, 2013

Exhibit Index

Exhibit No.	Exhibit

3.1	Jacksonville Bancorp, Inc. Articles of Amendment to the Amended and Restated Articles of Incorporation Designating Noncumulative, Nonvoting Perpetual Preferred Stock, Series B, effective as of December 27, 2012 (incorporated herein by reference to Exhibit 3.1 to Form 8-K filed January 3, 2013, File No. 000-30248)

3.2	Jacksonville Bancorp, Inc. Articles of Amendment to the Amended and Restated Articles of Incorporation Designating Mandatorily Convertible, Noncumulative, Nonvoting, Perpetual Preferred Stock, Series A, effective as of December 27, 2012 (incorporated herein by reference to Exhibit 3.2 to Form 8-K filed January 3, 2013, File No. 000-30248)

10.1	Amended and Restated Stock Purchase Agreement by and among Jacksonville Bancorp, Inc., CapGen Capital Group IV LP and the other investors named therein, dated as of December 31, 2012 (incorporated herein by reference to Exhibit 10.1 to Form 8-K filed January 3, 2013, File No. 000-30248)

10.2	Amended and Restated Registration Rights Agreement by and among Jacksonville Bancorp, Inc., CapGen Capital Group IV LP and the other investors named therein, dated as of December 31, 2012 (incorporated herein by reference to Exhibit 10.2 to Form 8-K filed January 3, 2013, File No. 000-30248)

10.3	Amended and Restated Exchange Agreement by and between Jacksonville Bancorp, Inc. and CapGen Capital Group IV LP, dated as of December 31, 2012 (incorporated herein by reference to Exhibit 10.3 to Form 8-K filed January 3, 2013, File No. 000-30248)

10.4	Form of Subscription Agreement by and between Jacksonville Bancorp, Inc. and each of certain of its executive officers, directors or other related parties (incorporated herein by reference to Exhibit 10.4 to Form 8-K filed January 3, 2013, File No. 000-30248)

10.5	Form of Asset Purchase Agreement (incorporated herein by reference to Exhibit 10.5 to Form 8-K filed January 3, 2013, File No. 000-30248)

10.6	Amendment No. 1 to Executive Employment Agreement by and among Jacksonville Bancorp, Inc., The Jacksonville Bank and Stephen C. Green, dated as of December 31, 2012 (incorporated herein by reference to Exhibit 10.6 to Form 8-K filed January 3, 2013, File No. 000-30248)